Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2020

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	8
	Capitalization/Book Value per Common Share	9
	Spread Results	10

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	10
	Annuity Account Balance Rollforward	10
	Annuity Deposits by Product Type	11
	Surrender Charge Protection and Account Values by Product Type	11
	Annuity Liability Characteristics	12

C.	Investment Summary
	Summary of Invested Assets	15
	Credit Quality of Fixed Maturity Securities	15
	Watch List Securities	16
	Fixed Maturity Securities by Sector	17
	Mortgage Loans on Real Estate	18

D.	Shareholder Information	19

E.	Research Analyst Coverage	20

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2020	December 31, 2019
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$51,700,743	$51,580,490
Mortgage loans on real estate	3,926,699	3,448,793
Derivative instruments	874,741	1,355,989
Other investments	495,740	492,301
Total investments	56,997,923	56,877,573

Cash and cash equivalents	2,656,632	2,293,392
Coinsurance deposits	4,886,705	5,115,013
Accrued investment income	452,647	472,826
Deferred policy acquisition costs	2,163,003	2,923,454
Deferred sales inducements	1,426,945	1,966,723
Income taxes recoverable	34,773	—
Other assets	46,448	47,571
Total assets	$68,665,076	$69,696,552

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$60,109,669	$61,893,945
Other policy funds and contract claims	242,159	256,105
Notes payable	495,528	495,116
Subordinated debentures	78,037	157,265
Deferred income taxes	512,428	177,897
Income taxes payable	—	429
Other liabilities	1,108,521	2,145,676
Total liabilities	62,546,342	65,126,433

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	—
Common stock	91,932	91,107
Additional paid-in capital	1,510,987	1,212,311
Accumulated other comprehensive income	2,112,111	1,497,921
Retained earnings	2,403,676	1,768,764
Total stockholders' equity	6,118,734	4,570,119
Total liabilities and stockholders' equity	$68,665,076	$69,696,552

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenues:
Premiums and other considerations	$10,407	$5,152	$29,103	$14,688
Annuity product charges	62,277	63,647	185,264	177,313
Net investment income	543,331	590,412	1,660,353	1,719,418
Change in fair value of derivatives	205,011	(20,042)	(409,201)	440,472
Net realized gains (losses) on investments	(22,321)	4,328	(68,545)	(67)
Other than temporary impairment (OTTI) losses on investments:
Total OTTI losses	—	(101)	—	(1,099)
Portion of OTTI losses recognized from other comprehensive income	—	—	—	(215)
Net OTTI losses recognized in operations	—	(101)	—	(1,314)
Loss on extinguishment of debt	—	—	(2,024)	—
Total revenues	798,705	643,396	1,394,950	2,350,510

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	13,273	7,627	36,676	23,865
Interest sensitive and index product benefits	576,147	500,285	1,217,358	888,062
Amortization of deferred sales inducements	416,983	(55,769)	415,396	(2,675)
Change in fair value of embedded derivatives	(1,732,497)	212,278	(1,855,623)	1,306,163
Interest expense on notes payable	6,388	6,382	19,161	19,141
Interest expense on subordinated debentures	1,323	3,968	4,232	12,113
Amortization of deferred policy acquisition costs	622,596	(120,934)	623,409	(45,856)
Other operating costs and expenses	42,738	38,554	128,315	114,959
Total benefits and expenses	(53,049)	592,391	588,924	2,315,772
Income before income taxes	851,754	51,005	806,026	34,738
Income tax expense	184,554	13,645	143,308	8,798
Net income	667,200	37,360	662,718	25,940
Less: Preferred stock dividends	5,950	—	18,511	—
Net income available to common stockholders	$661,250	$37,360	$644,207	$25,940

Earnings per common share	$7.20	$0.41	$7.02	$0.28
Earnings per common share - assuming dilution	$7.17	$0.41	$7.00	$0.28

Weighted average common shares outstanding (in thousands):
Earnings per common share	91,861	91,252	91,770	91,081
Earnings per common share - assuming dilution	92,163	91,711	92,071	91,748

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Revenues:
Traditional life insurance premiums	$708	$722	$823	$762	$778
Life contingent immediate annuity considerations	9,699	10,310	6,841	8,084	4,374
Surrender charges	16,447	19,390	19,705	15,092	20,537
Lifetime income benefit rider fees	45,830	44,048	39,844	47,630	43,110
Net investment income	543,331	543,704	573,318	588,217	590,412
Change in fair value of derivatives	205,011	327,662	(941,874)	466,434	(20,042)
Net realized gains (losses) on investments	(22,321)	(25,888)	(20,336)	7,029	4,328
Net OTTI losses recognized in operations	—	—	—	(17,412)	(101)
Loss on extinguishment of debt	—	—	(2,024)	(2,001)	—
Total revenues	798,705	919,948	(323,703)	1,113,835	643,396

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	655	702	621	835	758
Life contingent immediate annuity benefits and change in future policy benefits	12,618	12,629	9,451	10,718	6,869
Interest sensitive and index product benefits (a)	576,147	240,992	400,219	399,514	500,285
Amortization of deferred sales inducements (b)(d)	416,983	(75,178)	73,591	91,260	(55,769)
Change in fair value of embedded derivatives (c)(d)	(1,732,497)	1,126,935	(1,250,061)	147,879	212,278
Interest expense on notes payable	6,388	6,388	6,385	6,384	6,382
Interest expense on subordinated debentures	1,323	1,321	1,588	3,651	3,968
Amortization of deferred policy acquisition costs (b)(d)	622,596	(119,889)	120,702	133,573	(120,934)
Other operating costs and expenses	42,738	41,951	43,626	39,194	38,554
Total benefits and expenses	(53,049)	1,235,851	(593,878)	833,008	592,391
Income (loss) before income taxes	851,754	(315,903)	270,175	280,827	51,005
Income tax expense (benefit) (e)	184,554	(68,474)	27,228	60,677	13,645
Net income (loss) (a)(b)(c)(d)(e)	667,200	(247,429)	242,947	220,150	37,360
Less: Preferred stock dividends	5,950	5,950	6,611	—	—
Net income (loss) available to common stockholders (a)(b)(c)(d)(e)	$661,250	$(253,379)	$236,336	$220,150	$37,360

Earnings (loss) per common share	$7.20	$(2.76)	$2.58	$2.41	$0.41
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)(e)	$7.17	$(2.76)	$2.57	$2.40	$0.41

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	91,861	91,803	91,644	91,314	91,252
Earnings (loss) per common share - assuming dilution	92,163	92,027	92,021	91,883	91,711
(a)Q3 2020 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $285.8 million and decreased both net income and net income available to common stockholders by $224.4 million and decreased earnings per common share - assuming dilution by $2.44 per share.
Q3 2019 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $315.4 million and decreased both net income and net income available to common stockholders by $247.3 million and decreased earnings per common share - assuming dilution by $2.70 per share.
(b)Q3 2020 includes expense from the revision of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $391.4 million and $589.2 million, respectively, and decreased both net income and net income available to common stockholders by $769.8 million and decreased earnings per common share - assuming dilution by $8.35 per share.
Q3 2019 includes a benefit from the revision of assumptions which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $104.7 million and $193.0 million, respectively, and increased both net income and net income available to common stockholders by $233.4 million and increased earnings per common share - assuming dilution by $2.54 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands, except per share data)

(c)Q3 2020 includes a benefit from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $2,111.1 million and increased both net income and net income available to common stockholders by $1,657.2 million and increased earnings per common share - assuming dilution by $17.98 per share.
Q3 2019 includes expense from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $28.2 million and decreased both net income and net income available to common stockholders by $22.1 million and decreased earnings per common share - assuming dilution by $0.24 per share.
(d)Q2 2020 includes a benefit from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $230.1 million, increased amortization of deferred sales inducements and deferred policy acquisition costs by $36.7 million and $57.6 million, respectively, and decreased both net loss and net loss available to common stockholders by $106.5 million and reduced loss per common share - assuming dilution by $1.16 per share.
(e)Q1 2020 includes a tax benefit related to the provision of the Coronavirus Aid, Relief, and Economic Security Act, (“the CARES ACT”)  which was signed into legislation on March 27, 2020 and allows net operating losses for 2018 through 2020 to be carried back to previous tax years in which a 35% statutory tax rate was in effect. The impact reduced income tax expense and increased both net income and net income available to common stockholders by $30.8 million and increased earnings per common share - assuming dilution by $0.33 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income available to common stockholders, we have consistently utilized non-GAAP operating income (loss) available to common stockholders and non-GAAP operating income (loss) available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income (loss) available to common stockholders equals net income available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income (loss) available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income (loss) available to common stockholders together with net income available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net income available to common stockholders	$661,250	$37,360	$644,207	$25,940
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	15,145	(3,175)	49,986	(245)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(1,176,909)	250,186	(873,773)	500,998
Change in fair value of derivatives - interest rate caps and swap	—	(76)	(848)	1,414
Income taxes	250,701	(50,940)	177,804	(105,759)
Non-GAAP operating income (loss) available to common stockholders	$(249,813)	$233,355	$(2,624)	$422,348

Per common share - assuming dilution:
Net income available to common stockholders	$7.17	$0.41	$7.00	$0.28
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Anti-dilutive effect of operating loss	0.01	—	—	—
Net realized gains/losses on financial assets, including credit losses	0.16	(0.04)	0.54	—
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(12.77)	2.73	(9.49)	5.46
Change in fair value of derivatives - interest rate caps and swap	—	—	(0.01)	0.01
Income taxes	2.71	(0.56)	1.93	(1.15)
Non-GAAP operating income (loss) available to common stockholders	$(2.72)	$2.54	$(0.03)	$4.60
(a)Adjustments to net income available to common stockholders to arrive at non-GAAP operating income (loss) available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net realized gains/losses on financial assets, including credit losses:
Net realized gains/losses on financial assets, including credit losses	$21,023	$(4,227)	$67,956	$1,381
Amortization of DAC and DSI	(5,878)	1,052	(17,970)	(1,626)
Income taxes	(3,271)	3,151	(10,797)	2,518
	$11,874	$(24)	$39,189	$2,273
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$(1,935,585)	$132,411	$(1,432,030)	$591,577
Interest rate caps and swap	—	(76)	(848)	1,414
Amortization of DAC and DSI	758,676	117,775	558,257	(90,579)
Income taxes	253,972	(54,091)	188,601	(108,277)
	$(922,937)	$196,019	$(686,020)	$394,135

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Net income (loss) available to common stockholders	$661,250	$(253,379)	$236,336	$220,150	$37,360
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	15,145	18,492	16,349	7,606	(3,175)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(1,176,909)	423,590	(120,454)	(127,777)	250,186
Change in fair value of derivatives - interest rate caps and swap	—	—	(848)	(167)	(76)
Income taxes	250,701	(95,599)	22,702	26,023	(50,940)
Non-GAAP operating income (loss) available to common stockholders (b)(c)(d)	$(249,813)	$93,104	$154,085	$125,835	$233,355

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$7.17	$(2.76)	$2.57	$2.40	$0.41
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Anti-dilutive effect of net loss	—	0.01	—	—	—
Anti-dilutive effect of operating loss	0.01	—	—	—	—
Net realized gains/losses on financial assets, including credit losses	0.16	0.20	0.17	0.08	(0.04)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(12.77)	4.60	(1.31)	(1.39)	2.73
Change in fair value of derivatives - interest rate caps and swap	—	—	(0.01)	—	—
Income taxes	2.71	(1.04)	0.25	0.28	(0.56)
Non-GAAP operating income (loss) available to common stockholders (b)(c)(d)	$(2.72)	$1.01	$1.67	$1.37	$2.54
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income (loss) available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.
(a)Q3 2020 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $285.8 million and increased non-GAAP operating loss available to common stockholders and non-GAAP operating loss available to common stockholders per common share - assuming dilution by $224.4 million and $2.44 per share, respectively.
Q3 2019 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $315.4 million and decreased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $247.3 million and $2.70 per share, respectively.
(b)Q3 2020 includes expense from the revision of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $57.5 million and $91.0 million, respectively, and increased non-GAAP operating loss available to common stockholders and non-GAAP operating loss available to common stockholders per common share- assuming dilution by $116.5 million and $1.26 per share, respectively.
Q3 2019 includes a benefit from the revision of assumptions which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $184.9 million and $288.3 million, respectively, and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share- assuming dilution by $371.0 million and $4.05 per share, respectively.
(c)Q1 2020 includes a tax benefit related to the provision of the CARES ACT which was signed into legislation on March 27, 2020 and allows net operating losses for 2018 through 2020 to be carried back to previous tax years in which a 35% statutory tax rate was in effect. The impact reduced income tax expense and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $30.8 million and $0.33 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Net realized (gains) losses on investments	$22,321	$25,888	$20,336	$(7,029)	$(4,328)
Net OTTI losses recognized in operations	—	—	—	17,412	101
Change in fair value of derivatives	(203,088)	(413,489)	1,039,322	(370,973)	(79,943)
Increase (decrease) in total revenues	(180,767)	(387,601)	1,059,658	(360,590)	(84,170)

Amortization of deferred sales inducements	(303,710)	115,511	(29,683)	(37,374)	(57,408)
Change in fair value of embedded derivatives	1,732,497	(1,126,935)	1,250,061	(147,879)	(212,278)
Interest sensitive and index product benefits (a)	1,298	612	(1,321)	—	—
Amortization of deferred policy acquisition costs	(449,088)	181,129	(54,446)	(54,999)	(61,419)
Increase (decrease) in total benefits and expenses	980,997	(829,683)	1,164,611	(240,252)	(331,105)
Increase in income (loss) before income taxes	(1,161,764)	442,082	(104,953)	(120,338)	246,935
Increase (decrease) in income tax expense (benefit)	(250,701)	95,599	(22,702)	(26,023)	50,940
Increase (decrease) in net income (loss) available to common stockholders	$(911,063)	$346,483	$(82,251)	$(94,315)	$195,995
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits under a revised impairment model for financial assets measured at amortized cost which we were required to adopt on January 1, 2020. The change in this allowance is reflected in the net realized gains/losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,037	77,964	77,893	159,272	247,362
Total debt	578,037	577,964	577,893	659,272	747,362
Total stockholders’ equity	6,118,734	5,062,059	3,522,757	4,570,119	4,126,716
Total capitalization	6,696,771	5,640,023	4,100,650	5,229,391	4,874,078
Accumulated other comprehensive income (AOCI)	(2,112,111)	(1,719,839)	(219,974)	(1,497,921)	(1,639,429)
Total capitalization excluding AOCI (a)	$4,584,660	$3,920,184	$3,880,676	$3,731,470	$3,234,649

Total stockholders’ equity	$6,118,734	$5,062,059	$3,522,757	$4,570,119	$4,126,716
Equity available to preferred stockholders (b)	(700,000)	(700,000)	(400,000)	(400,000)	—
Total common stockholders' equity (c)	5,418,734	4,362,059	3,122,757	4,170,119	4,126,716
Accumulated other comprehensive income	(2,112,111)	(1,719,839)	(219,974)	(1,497,921)	(1,639,429)
Total common stockholders’ equity excluding AOCI (c)	3,306,623	2,642,220	2,902,783	2,672,198	2,487,287
Net impact of fair value accounting for derivatives and embedded derivatives	(237,099)	685,839	353,853	448,924	549,202
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$3,069,524	$3,328,059	$3,256,636	$3,121,122	$3,036,489

Common shares outstanding	91,931,837	91,595,066	91,497,841	91,107,555	91,006,950

Book Value per Common Share: (d)
Book value per common share (c)	$58.94	$47.62	$34.13	$45.77	$45.35
Book value per common share excluding AOCI (c)	$35.97	$28.85	$31.73	$29.33	$27.33
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$33.39	$36.33	$35.59	$34.26	$33.37

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	10.9%	12.8%	12.9%	13.4%	15.5%
Total debt / Total capitalization	12.6%	14.7%	14.9%	17.7%	23.1%
(a)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(b)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(c)Total common stockholders' equity, total common stockholder's equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(d)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.
(e)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

Spread Results

Nine Months Ended September 30,
2020	2019		Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
4.20%	4.53%	Average yield on invested assets	4.10%	4.12%	4.36%	4.52%	4.59%
1.71%	1.87%	Aggregate cost of money	1.66%	1.73%	1.72%	1.75%	1.84%
2.49%	2.66%	Aggregate investment spread	2.44%	2.39%	2.64%	2.77%	2.75%

		Impact of:
0.06%	0.06%	Investment yield - additional prepayment income	0.10%	0.03%	0.06%	0.12%	0.11%
0.03%	0.04%	Cost of money effect of over (under) hedging	0.03%	(0.01)%	0.05%	0.05%	0.02%

$52,849,751	$50,716,178	Weighted average investments	$53,024,798	$52,901,215	$52,623,239	$52,141,459	$51,529,850
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Nine Months Ended September 30,
2020	2019		Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
		Included in interest sensitive and index product benefits:
$551,562	$310,020	Index credits	$174,747	$97,875	$278,940	$277,798	$92,343
142,917	147,425	Interest credited	47,376	46,594	48,947	49,482	49,511
		Included in change in fair value of derivatives:
(560,683)	(320,381)	Proceeds received at option expiration	(178,405)	(97,015)	(285,263)	(284,624)	(95,491)
546,352	592,857	Pro rata amortization of option cost	176,481	182,841	187,030	188,984	195,354
$680,148	$729,921	Cost of money for deferred annuities	$220,199	$230,295	$229,654	$231,640	$241,717

$53,182,845	$52,007,003	Weighted average liability balance outstanding	$53,059,376	$53,214,255	$53,274,905	$53,092,419	$52,682,886
Annuity Account Balance Rollforward

Nine Months Ended September 30,
2020	2019		Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
$53,233,898	$51,053,450	Account balances at beginning of period	$53,112,600	$53,315,909	$53,233,898	$52,950,937	$52,414,835
1,782,453	3,822,410	Net deposits	557,675	543,026	681,752	838,761	1,216,720
68,467	140,959	Premium bonuses	21,205	22,710	24,552	36,983	46,968
694,479	457,445	Fixed interest credited and index credits	222,123	144,469	327,887	327,280	141,854
(55,542)	(56,473)	Surrender charges	(16,447)	(19,390)	(19,705)	(15,092)	(20,537)
(129,722)	(120,840)	Lifetime income benefit rider fees	(45,830)	(44,048)	(39,844)	(47,630)	(43,110)
(2,587,883)	(2,346,014)	Surrenders, withdrawals, deaths, etc.	(845,176)	(850,076)	(892,631)	(857,341)	(805,793)
$53,006,150	$52,950,937	Account balances at end of period	$53,006,150	$53,112,600	$53,315,909	$53,233,898	$52,950,937

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Nine Months Ended September 30,
2020	2019		Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
		American Equity Life:
$1,491,564	$3,293,458	Fixed index annuities	$432,602	$472,899	$586,063	$765,180	$1,054,796
6,464	9,402	Annual reset fixed rate annuities	1,817	2,316	2,331	1,843	2,340
983	1,307	Multi-year fixed rate annuities	531	83	369	306	593
25,687	7,129	Single premium immediate annuities	10,205	10,084	5,398	4,873	3,314
1,524,698	3,311,296		445,155	485,382	594,161	772,202	1,061,043
		Eagle Life:
239,349	579,119	Fixed index annuities	60,476	72,371	106,502	67,784	166,081
97	193	Annual reset fixed rate annuities	39	17	41	6	—
73,386	151,572	Multi-year fixed rate annuities	68,206	1,031	4,149	81,041	79,000
312,832	730,884		128,721	73,419	110,692	148,831	245,081
		Consolidated:
1,730,913	3,872,577	Fixed index annuities	493,078	545,270	692,565	832,964	1,220,877
6,561	9,595	Annual reset fixed rate annuities	1,856	2,333	2,372	1,849	2,340
74,369	152,879	Multi-year fixed rate annuities	68,737	1,114	4,518	81,347	79,593
25,687	7,129	Single premium immediate annuities	10,205	10,084	5,398	4,873	3,314
1,837,530	4,042,180	Total before coinsurance ceded	573,876	558,801	704,853	921,033	1,306,124
29,390	212,641	Coinsurance ceded	5,996	5,691	17,703	77,399	86,090
$1,808,140	$3,829,539	Net after coinsurance ceded	$567,880	$553,110	$687,150	$843,634	$1,220,034
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at September 30, 2020:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.8	6.5	10.4%	$50,958,583	96.1%
Annual Reset Fixed Rate Annuities	9.3	3.0	5.6%	1,407,450	2.7%
Multi-Year Fixed Rate Annuities	6.3	1.6	4.9%	640,117	1.2%
Total	12.6	6.3	10.2%	$53,006,150	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$825,721	$2,846,232
0.0% < 2.0%	16,822	275,001
2.0% < 3.0%	31,469	1,545,053
3.0% < 4.0%	59,817	1,957,048
4.0% < 5.0%	64,727	1,805,901
5.0% < 6.0%	266,924	3,077,161
6.0% < 7.0%	52,592	1,435,413
7.0% < 8.0%	88,886	5,094,333
8.0% < 9.0%	52,049	3,819,840
9.0% < 10.0%	126,967	3,747,742
10.0% or greater	461,593	25,354,859
	$2,047,567	$50,958,583

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,671,953	0.00%
2020	260,408	2.64%
2021	1,189,431	3.32%
2022	1,684,517	4.22%
2023	4,107,017	5.02%
2024	5,043,124	6.58%
2025	6,007,714	8.08%
2026	5,177,748	9.75%
2027	4,428,208	11.38%
2028	4,690,673	12.28%
2029	5,973,173	13.60%
2030	3,513,420	15.54%
2031	2,944,267	17.59%
2032	2,010,489	18.17%
2033	1,158,686	18.58%
2034	712,963	19.05%
2035	317,288	19.58%
2036	115,071	20.00%
	$53,006,150	10.19%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$959,589	$1,261,845
› 0.0% - 0.25%	48,555	147,586
› 0.25% - 0.5%	236,229	3,353
› 0.5% - 1.0%	23,109	9,729
› 1.0% - 1.5%	11,476	—
1.00% ultimate guarantee - 1.99% wtd avg interest rate (a)	502,678	891,202
1.50% ultimate guarantee - 1.11% wtd avg interest rate (a)	141,632	3,261,157
1.75% ultimate guarantee - 1.71% wtd avg interest rate (a)	49,229	535,629
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	75,070	—
2.25% ultimate guarantee - 1.69% wtd avg interest rate (a)	—	730,120
3.00% ultimate guarantee - 1.98% wtd avg interest rate (a)	—	1,435,179
Allocated to index strategies (see tables that follow)	—	42,682,783
	$2,047,567	$50,958,583
(a)The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy ranges from 0.5% - 1.75%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2020 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.13%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,346	$102,171	$4,992,952	$62,425	$142,594
1.75% - 3%	8,636,011	—	—	—	—
3% - 4%	265,296	3,638	—	—	—
4% - 5%	1,013,946	217,323	1,238,010	—	—
5% - 6%	510,330	182,458	28,498	—	—
6% - 7%	—	—	444	—	—
>= 7%	10,580	6,771	716	5,402	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$94,543	$396,064	$89,508	$96,074
< 20%	918,295	—	—	—
20% - 40%	1,742,696	177,087	838	—
40% - 60%	2,697,494	89,741	55,280	—
60% - 100%	649,591	—	—	—
> 100%	494,672	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$2,083,877
1.10% - 1.30%	6,752,359
1.40% - 1.60%	1,882,049
1.70% - 2.00%	279,564
>= 2.10%	4,773

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	352,651
2.25% - 2.75%	205,570
3.00% - 3.50%	1,745,345
3.75% - 5.00%	2,970,283
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.75% based upon prices of options for the week ended September 30, 2020.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

Summary of Invested Assets

	September 30, 2020		December 31, 2019
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$38,739	0.1%	$161,765	0.3%
United States Government sponsored agencies	1,074,978	1.9%	625,020	1.1%
United States municipalities, states and territories	3,805,086	6.7%	4,527,671	7.9%
Foreign government obligations	209,233	0.4%	205,096	0.3%
Corporate securities	33,457,290	58.7%	32,536,839	57.2%
Residential mortgage backed securities	1,623,073	2.8%	1,575,664	2.8%
Commercial mortgage backed securities	5,478,783	9.6%	5,786,279	10.2%
Other asset backed securities	6,013,561	10.5%	6,162,156	10.8%
Total fixed maturity securities	51,700,743	90.7%	51,580,490	90.6%
Mortgage loans on real estate	3,926,699	6.9%	3,448,793	6.1%
Derivative instruments	874,741	1.5%	1,355,989	2.4%
Other investments	495,740	0.9%	492,301	0.9%
	$56,997,923	100.0%	$56,877,573	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands, except per share data)

Credit Quality of Fixed Maturity Securities - September 30, 2020

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$28,981,733	56.1%	Aaa/Aa/A	$29,855,053	57.8%
2	20,682,645	40.0%	Baa	19,893,094	38.5%
3	1,684,689	3.3%	Ba	1,573,650	3.0%
4	248,133	0.5%	B	224,170	0.4%
5	80,048	0.1%	Caa	65,386	0.1%
6	23,495	—%	Ca and lower	89,390	0.2%
	$51,700,743	100.0%		$51,700,743	100.0%
Watch List Securities - September 30, 2020

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Losses, Net of Allowance	Fair Value
Corporate securities - Public securities	$202,148	$(51,430)	$150,718	$(23,736)	$126,982
Corporate securities - Private placement securities	350,537	(1,615)	348,922	(22,957)	325,965
Residential mortgage backed securities	59,491	(1,221)	58,270	(501)	57,769
Commercial mortgage backed securities	250,545	(7,353)	243,192	(47,711)	195,481
Other asset backed securities	69,738	—	69,738	(8,780)	60,958
Collateralized loan obligations	74,805	—	74,805	(14,081)	60,724
	$1,007,264	$(61,619)	$945,645	$(117,766)	$827,879
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those we have taken credit losses on.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	September 30, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,060,685	$1,113,717	$763,164	$786,785
United States municipalities, states and territories	3,265,276	3,805,086	4,147,343	4,527,671
Foreign government obligations	187,036	209,233	186,993	205,096
Corporate securities:
Capital goods	2,488,172	2,878,641	2,550,750	2,794,986
Consumer discretionary	6,091,509	7,064,666	6,082,974	6,658,120
Energy	2,654,458	2,774,360	2,499,030	2,677,646
Financials	6,543,633	7,381,859	6,737,325	7,323,150
Government non-guaranteed	539,175	626,339	539,639	606,308
Industrials	276,391	318,454	311,269	336,537
Information technology	1,741,574	2,043,842	1,868,131	2,051,175
Materials	1,719,670	1,959,090	1,818,048	1,961,033
Other	339,301	399,050	439,171	469,344
Telecommunications	1,488,146	1,728,726	1,510,836	1,664,350
Transportation	1,564,354	1,680,426	1,486,540	1,603,997
Utilities	3,920,669	4,601,837	3,978,459	4,390,193
Residential mortgage backed securities:
Government agency	571,424	656,909	591,100	646,787
Prime	847,250	867,660	793,357	815,916
Alt-A	84,538	98,504	93,281	112,961
Commercial mortgage backed securities:
Government agency	400,366	458,466	414,626	437,420
Non-agency	5,098,391	5,020,317	5,176,541	5,348,859
Other asset backed securities:
Auto	338,688	345,538	403,860	411,371
Energy	7,312	9,104	7,495	8,603
Financials	4,441	4,205	4,967	5,493
Industrials	142,356	139,366	167,466	171,273
Collateralized loan obligations	4,771,492	4,437,907	4,787,402	4,612,694
Military housing	466,333	549,996	471,621	539,029
Other	519,975	527,445	407,558	413,693
	$47,132,615	$51,700,743	$48,238,946	$51,580,490

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	September 30, 2020		December 31, 2019
	Principal	Percent	Principal	Percent
Geographic distribution: commercial mortgage loans
East	$701,945	18.6%	$645,991	18.7%
Middle Atlantic	284,211	7.5%	284,597	8.2%
Mountain	447,623	11.8%	389,892	11.3%
New England	24,921	0.6%	9,152	0.3%
Pacific	788,267	20.9%	655,518	19.0%
South Atlantic	781,906	20.7%	751,199	21.7%
West North Central	297,526	7.9%	302,534	8.7%
West South Central	451,918	12.0%	420,031	12.1%
	$3,778,317	100.0%	$3,458,914	100.0%

Property type distribution: commercial mortgage loans
Office	$250,523	6.6%	$250,287	7.3%
Medical Office	21,022	0.6%	29,990	0.9%
Retail	1,199,877	31.8%	1,225,670	35.4%
Industrial/Warehouse	959,819	25.4%	896,558	25.9%
Apartment	941,858	24.9%	858,679	24.8%
Agricultural	208,303	5.5%	51,303	1.5%
Mixed use/Other	196,915	5.2%	146,427	4.2%
	$3,778,317	100.0%	$3,458,914	100.0%

	September 30, 2020			December 31, 2019
	Commercial	Residential	Total	Total
Credit exposure - by payment activity
Performing	$3,778,317	$171,163	$3,949,480	$3,458,914
In workout	—	—	—	—
Delinquent	—	771	771	—
Collateral dependent	—	—	—	—
Principal outstanding	3,778,317	171,934	3,950,251	3,458,914

Unamortized discount	—	(2,838)	(2,838)
Deferred fees and costs, net	(1,827)	392	(1,435)	(942)
Amortized cost	3,776,490	169,488	3,945,978	3,457,972

Valuation allowance	(17,429)	(1,850)	(19,279)	(9,179)
Carrying value	$3,759,061	$167,638	$3,926,699	$3,448,793

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00
Third Quarter	$27.32	$19.06	$21.99	$0.00

2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00
Third Quarter	$27.80	$20.16	$24.20	$0.00
Fourth Quarter	$30.96	$21.75	$29.93	$0.30

2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00
Third Quarter	$38.57	$34.51	$35.36	$0.00
Fourth Quarter	$36.39	$25.27	$27.94	$0.28
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2020

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

Bob Huang
Morgan Stanley Research
(212) 761-6136
Bob.Huang@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com